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EXHIBIT 23

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


We consent to the incorporation by reference in the following Registration Statement of our report dated June 1, 2000, with respect to the financial statements and schedules of the IndyMac/IndyMac Mortgage Holdings, Inc. 401(k) Plan included in this Annual Report (Form 11-K) for the year ended December 31, 1999:

          Registration
          Statement
            Number         Form                  Description
          -------------    ----                  -----------
          333-36085         S-8        Registration of 401(k) Plan Stock



Los Angeles, California
June 1, 2000

                                                         GRANT THORNTON LLP